UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 24, 2018 (May 16, 2018)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton, Suite 1200 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 870-2601

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

This amendment to the Form 8-K filed by Range Resources Corporation (the “Company”) on May 16, 2018, is filed to update the originally reported “% of Voted” totals from the Company’s 2018 annual stockholders meeting.  For proposals number 2 through 5, the calculations should have included abstentions.

The annual stockholders meeting (the “Annual Meeting”) of the Company was held on Wednesday, May 16, 2018 at 8:00 a.m. Central Time at The Worthington Renaissance Hotel, Bur Oak Room, 200 Main Street in Fort Worth, Texas. As of March 23, 2018, the record date for the Annual Meeting, there were 249,236,194 shares of common stock issued and outstanding. A quorum of 221,898,633 shares of common stock was present or represented at the Annual Meeting.

The matters submitted to a vote of security holders at the Annual Meeting were as follows:

1.

Stockholders elected each of the Company’s ten nominees for directors to serve a term of one year to expire at the 2019 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
Brenda A. Cline	158,606,949	84.89%	28,214,825	242,512	34,834,347
Anthony V. Dub	126,705,593	67.77%	60,237,385	121,308	34,834,347
Allen Finkelson	119,319,689	63.82%	67,616,270	128,327	34,834,347
James M. Funk	159,992,888	85.63%	26,837,957	233,441	34,834,347
Christopher A. Helms	159,915,737	85.59%	26,913,967	234,582	34,834,347
Robert A. Innamorati	133,616,916	71.52%	53,204,038	243,332	34,834,347
Greg G. Maxwell	160,052,448	85.67%	26,767,387	244,451	34,834,347
Kevin S. McCarthy	120,170,880	64.28%	66,767,608	125,798	34,834,347
Steffen E. Palko	160,096,052	85.69%	26,734,546	233,688	34,834,347
Jeffrey L. Ventura	161,646,334	86.46%	25,307,088	110,864	34,834,347
2.	Stockholders approved, on an advisory basis, the compensation philosophy, policies and procedures of the Named Executive Officers.

Votes For	% of Voted (1)	Votes Against	Abstentions	Broker Non-Votes
149,263,534	79.79%	32,330,322	5,470,430	34,834,347
3.	Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm, as set forth below:

Votes For	% of Voted (1)	Votes Against	Abstentions	Broker Non-Votes
215,698,941	97.20%	6,073,699	125,993	—
4.	The stockholder proposal requesting publication of a political spending report was not approved:

Votes For	% of Voted (1)	Votes Against	Abstentions	Broker Non-Votes
66,723,752	35.66%	119,280,427	1,060,107	34,834,347
5.	The stockholder proposal requesting preparation of a report regarding methane emissions was not approved:

Votes For	% of Voted (1)	Votes Against	Abstentions	Broker Non-Votes
90,965,093	48.62%	90,026,536	6,072,657	34,834,347

(1)	Includes abstentions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ David P. Poole
David P. Poole, Senior Vice President-
General Counsel and Corporate Secretary

Date:  May 24, 2018